UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 25, 2013

Capital Bank Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35655	27-1454759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

121 Alhambra Plaza, Suite 1601 Coral Gables, Florida 33134
(Address of principal executive offices) (Zip Code)

(Registrant's telephone number, including area code): (305) 670-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 25, 2013, the Company issued a press release, announcing that its Board of Directors authorized the repurchase of up to $100 million of its common stock, from time to time, subject to market conditions and other factors. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release of Capital Bank Financial Corp. dated September 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2013	Capital Bank Financial Corp. (Registrant)
	By:	/s/ CHRISTOPHER G. MARSHALL Christopher G. Marshall Chief Financial Officer

Exhibit Index

Exhibit 99.1 Press Release of Capital Bank Financial Corp. dated September 25, 2013